Exhibit 13.1

Certification by the Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of The Magnum Ice Cream Company N.V. (the “Company”) on Form 20-F for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Peter Ter Kulve, as Chief Executive Officer of the Company and Abhijit Chattacharya as the Chief Financial Officer of the Company, each”hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	18 March 2026

By:	/s/ Peter Ter Kulve
Name: Peter Ter Kulve
Title: Chief Executive Officer

By:	/s/ Abhijit Chattacharya
Name: Abhijit Chattacharya
Title: Chief Financial Officer